UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 12, 2007
COLLEGIATE PACIFIC INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15289	22-2795073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Diplomat Drive
Dallas, Texas	75234
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (972) 243-8100
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On April 12, 2007, Collegiate Pacific Inc. issued a press release announcing an update on several areas of activity including Q307 preliminary revenue estimates, integrating its recent acquisition of Sport Supply Group, repayment of bank debt, and attention to improving shareholder values. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including the press release attached hereto as Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.

99.1	Press Release, dated April 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegiate Pacific Inc.
April 12, 2007	By:	William R. Estill
		Name:	William R. Estill
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated April 12, 2007